                                                                UNITED STATES
                                                     SECURITIES AND EXCHANGE COMMISSION
                                                           Washington, D.C. 20549
                                                                  FORM 8-K

                                                               CURRENT REPORT
                                                   Pursuant to Section 13 OR 15(d) of the
                                                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 15, 2007
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                                                          Elcom International, Inc.
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                                             (Exact Name of Registrant as Specified in Charter)

                          Delaware                                        000-27376                           04-3175156
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                 (State or Other Jurisdiction                            (Commission                       (IRS Employer
                        of Incorporation)                                 File Number)               Identification No.)

                                             10 Oceana Way Norwood, Massachusetts                                  02062
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                                           (Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code              (781) 501-4000
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                                                                     N/A
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                                       (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On August 15, 2007,  Sean P. Lewis  resigned  from his position as the Chairman of the Board of Directors  (the "Board") of
Elcom  International,  Inc. (the  "Company").  On the same date,  William Lock, a Class III Director,  was appointed as the
Company's Chairman of the Board.

On August 15, 2007,  Gregory  King,  who was serving as the  Company's  Acting  Chief  Executive  Officer,  was named Chief
Executive  Officer.  Mr. King was appointed as the  Company's  Acting Chief  Executive  Officer on June 20, 2007. On August
3, 2006,  the Board  elected Mr. King as a Class II  Director to fill a vacancy on the Board.  Also on August 3, 2006,  Mr.
King was appointed  Executive Vice  President of Business  Development of the Company.  Mr. King  originally  joined elcom, inc., the Company's  technology  subsidiary,  in April of 1997 as Vice President of Product  Marketing in conjunction  with the acquisition of a procurement  software  application by elcom,  inc. Mr. King was a part owner of rights to the acquired technology.  Mr.  King has been the Vice  President  of Sales and  Marketing  of elcom,  inc.,  and has  served in  similar capacities for over five years.  Mr. King is also the global head of the Company's sales and marketing functions.

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              ELCOM INTERNATIONAL, INC.

Date     August 21, 2007
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                                                                                                By      /s/   Gregory King
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                                                                                              Gregory King
                                                                                              Chief Executive Officer